UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO Equity Series VIT

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series VIT—Institutional Class

•	PIMCO Equity Series VIT—Advisor Class

Your Global Investment Authority

PIMCO Equity Series VIT®

Semiannual Report

June 30, 2014

PIMCO EqS Pathfinder Portfolio®

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series VIT covering the six-month reporting period ended June 30, 2014. On the following pages are specific details about the investment performance of the Portfolio and a discussion of the factors that influenced performance during the reporting period. In addition, the letter from the portfolio manager provides a further review of such factors as well as an overview of the Portfolio’s investment strategy.

In contrast to the market reaction during the summer of 2013 in which the Federal Reserve’s (“Fed”) new “taper talk” caused significant market turmoil, over the past six months, investor risk appetite returned on better clarity regarding central bank policy and an easing of global geopolitical risks towards the latter part of the period.

The outlook for the U.S. economy improved on steady though historically slow employment growth and renewed business investment activity during the reporting period. However, while the Fed noted in its June 2014 meeting that the U.S. economy had “rebounded,” the central bank reiterated its view that the economy still had some distance to go to meet its employment and specific inflation targets. Investors became more comfortable with the idea that the Fed would keep its policy rate lower than historical norms during a recovery.

This sentiment was reinforced by a series of actions announced by the European Central Bank (“ECB”) on June 5, 2014. ECB President Mario Draghi lowered the ECB’s benchmark rate by 10 basis points, reduced its deposit rate into unprecedented negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a new liquidity channel to help encourage bank lending, and mentioned plans to begin a future quantitative easing asset purchase program. These measures reflected the ECB’s decision to attempt to tackle the threat of deflation in the Eurozone amid slower-than-historical and expected economic growth.

Within Asia, Japan raised its consumption tax, leading to a decline in household spending and retail sales. China, also facing a more challenging growth outlook, launched a mini-stimulus program and continued to finely tune its monetary policies amid lingering concerns regarding shadow banking-related defaults.

Highlights of the financial markets during our six-month reporting period include:

■

Developed market equities posted positive returns as investors embraced higher-risk assets due to better clarity on central bank policy and an easing of geopolitical tensions towards the end of the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 7.14%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 6.18% for both indices. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.14%.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 2.72% over the reporting period. The U.S. Treasury yield curve flattened as the Fed signaled that it was in no hurry to start raising interest rates. As a result, investors continued pricing in low policy rates and lower long-term yields. The benchmark ten-year U.S. Treasury note yielded 2.53% at the end of the reporting period, as compared to 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.93% for the period.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT July 24, 2014

SEMIANNUAL REPORT	JUNE 30, 2014	1

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, funds investing in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, operational risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Portfolio’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index).

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

2	PIMCO EQUITY SERIES VIT

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Equity Series VIT is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the

Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from January 1, 2014 to June 30, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

SEMIANNUAL REPORT	JUNE 30, 2014	3

Insights from the Portfolio Manager PIMCO EqS Pathfinder Portfolio®

Dear Shareholder,

It is a pleasure to be speaking with you. On behalf of the Pathfinder team, I thank you for your investment in the PIMCO EqS® Pathfinder Portfolio (the “Portfolio”). Our commitment continues to be to seek an attractive absolute return that beats the market over a full market cycle and to do so with less volatility than the overall market. We have organized our thoughts below to provide you with a review of the equity market over the reporting period, the Portfolio itself, and our outlook for the second half of 2014.

The First Half of 2014 in Review

Global equity markets performed well over the six-month reporting period ending June 30, 2014, as measured by the MSCI World Index, which returned 6.18%. The returns from the largest developed markets in the world, the U.S. and Europe, were also positive. In contrast, the Japanese NIKKEI 225 (“NIKKEI”) posted negative returns. Over the first half of 2014, the Portfolio’s Institutional Class shares returned 8.81%, which was slightly ahead of the MSCI World Index.

The U.S. equity market shrugged off early concerns about tighter monetary policy, as economic conditions improved, and the Federal Reserve signaled its commitment to hold rates low for an extended period. In the U.S., interest rates declined in the first half of 2014 and the ten-year U.S. Treasury yield was 2.53% at June 30, 2014. Attractive valuations and the prospect of modest economic improvement, in our view, helped European equities as did the impact of positive and accommodative comments from the European Central Bank (“ECB”). Japanese markets, however, had a more volatile ride, with the NIKKEI declining in 2014 as investors questioned the sustainability of Abenomics and whether the “third arrow” of structural reforms could be enacted.

Pathfinder Portfolio

The Portfolio began the reporting period fully invested with a diversified portfolio of undervalued equities, along with a few merger arbitrage and special situation investments. However, in early 2014 a number of our undervalued equities began to approach our targets of intrinsic value and we began to exit those positions. Among the positions we exited were Intel, 3M, Nestle, Deere, Suez and Veolia Environnement, White Mountains Insurance Group, and General Dynamics. At the same time, we also found attractive investments in marine liquefied petroleum gas carrier operators, BW LPG and Avance Gas, cleaning services company, Spotless Group, Japanese cosmetics firm, Shiseido, and a number of merger arbitrage situations. Some of our notable performers in the portfolio over the first half of the year were Marine Harvest, Lorillard, and Logitech International.

Marine Harvest, the world’s largest salmon farmer with an estimated market share in excess of 20%, is a good example of a long-held position which we believed was being overlooked by investors. Salmon prices recovered strongly in 2013 due to low supply, and today, with limited supply growth this year and into 2015, we continue to have a strong outlook for salmon prices. Improving salmon prices also enabled the company to announce earnings which were considerably above the consensus analyst estimate.

Shares of Lorillard, the third-largest seller of cigarettes in the U.S., jumped this spring on speculation that Reynolds American Inc. might bid for the company. The combination of the two firms could potentially create the second largest cigarette producer, which would then be able to more effectively compete with its largest U.S. competitor, Altria, in our view. Although a merger between the two companies would be subject to Federal Trade Commission (“FTC”) scrutiny, shrinking industry sales, and likely asset disposals to appease regulators, might help to secure FTC approval, in our view.

Logitech sells computer peripheral products such as computer mice, keyboards, audio and gaming devices. With 70% of its sales coming from PC peripherals, Logitech has recently benefited from less pressure in its core PC segment. The turnaround plan implemented by the new management team is producing new and successful products such as the iPhone game controller, along with better sales and profit growth.

We also had a few stocks in the Portfolio which did not perform as we expected such as Lancashire, FANUC, and Barclays.

Lancashire shares retreated in spring 2014 due to concerns about a recent acquisition and insurance policy rates. Additionally, the company announced the planned departure of its CEO, which did little to help assuage investor concerns. Lancashire is a high quality specialty insurance company, built on the idea that superior management and underwriting can deliver outstanding returns to investors, which maintains very low risk in its investments consistent with a mandate for capital preservation. We continue to hold this company because we believe it is a quality company and it has a current dividend yield of approximately 7.75%.

Barclays, the U.K.’s second-largest bank measured by assets, declined over the period due to legal concerns following reports the company would face new lawsuits from the New York Attorney General’s office regarding the firm’s marketing materials and the use of its dark pools by high frequency traders.

FANUC is a Japanese based factory automation systems (robotics) company. We first entered the position in February 2012, as we believed investors were significantly undervaluing a top factory automation company, which had enormous secular and cyclical growth opportunities ahead and an excess amount of cash on its balance sheet. FANUC shares had appreciated nicely over our total ownership time period; however, the company’s share price retreated slightly in early 2014 as the company reported a sales and operating profit decline. With the position close to our target of intrinsic value, but with greater downside potential now, we decided to exit the position.

4	PIMCO EQUITY SERIES VIT

Outlook

Global equity markets have had a very strong past four years and the first six months of 2014 have been no exception, helped in part by the encouraging action and comments by the world’s developed market central banks, the U.S. Federal Reserve, the ECB and the Bank of Japan. Now some investors are postulating that market valuation is “full,” or is “fairly valued.” Although that may or may not be true for equity markets in general, it is not the market, per se, that catches our interest, it is the individual businesses in which we invest. We invest in companies only when it is appropriate to do so, and only when they meet our investment criteria. Having the patience to wait for an investment opportunity to present itself is the mark of a patient and disciplined investor.

We also believe the market should to continue to evidence some volatility and we anticipate this volatility will provide opportunity. We also believe that other opportunities will arise as corporations announce restructurings, such as announcements regarding a new CEO or head of sales, or a capital restructuring, which may include an initial public offering, a spin-off, or a merger or acquisition. These situations attract our interest as they reflect companies involved in the process of change, and that change may also provide an investment opportunity.

These are also potential investment opportunities which occur in all markets, regardless of valuation or sentiment.

Earlier this year, my former co-portfolio manager, Chuck Lahr, resigned from the firm to spend time with his family. We have worked with Chuck for over 7 years now, we miss him, and we also wish him all the best as he spends time with his young and growing family.

To close our letter, I repeat my thanks for investing with us in the PIMCO EqS® Pathfinder Portfolio. We continue to ply our craft and we maintain our value-driven discipline, seeking the twin goals of capital appreciation and downside risk mitigation in our efforts to provide you with risk-adjusted returns. We are privileged to have the opportunity to manage your capital and we look forward to the challenges and the opportunities in the months and years ahead.

Sincerely,

Anne Gudefin, CFA Portfolio Manager

Top 10 Holdings1

Marine Harvest ASA	3.3%
Imperial Tobacco Group PLC	3.3%
Reckitt Benckiser Group PLC	3.1%
British American Tobacco PLC	3.0%
Lorillard, Inc.	2.9%
Microsoft Corp.	2.7%
Danone S.A.	2.7%
AIA Group Ltd.	2.6%
Berkshire Hathaway, Inc. ‘B’	2.5%
bpost S.A.	2.3%

Geographic Breakdown1

United States	30.5%
United Kingdom	15.2%
France	8.1%
Norway	5.8%
Bermuda	4.8%
Netherlands	4.6%
Hong Kong	4.5%
Japan	3.7%
Switzerland	3.6%
Belgium	2.3%
Singapore	2.3%
Germany	2.2%
Denmark	1.9%
Sweden	1.9%
Other	2.4%

Sector Breakdown1

Consumer Staples	31.2%
Financials	18.9%
Energy	12.8%
Industrials	11.8%
Information Technology	8.3%
Health Care	5.9%
Consumer Discretionary	4.6%
Other	0.3%

[1]

% of Investments, at value as of 06/30/14. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	JUNE 30, 2014	5

PIMCO EqS Pathfinder Portfolio®

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Average Annual Total Return for the period ended June 30, 2014
	6 Months*	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio® Advisor Class	8.81%	24.46%	8.29%
MSCI World Index±	6.18%	24.05%	10.83%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.38% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/14)	$1,000.00	$1,000.00
Ending Account Value (06/30/14)	$1,088.10	$1,018.74
Expenses Paid During Period†	$6.32	$6.11
Net Annualized Expense Ratio††	1.22%	1.22%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	The Portfolio’s Institutional Class shares returned 8.94% after fees, and the Portfolio’s benchmark index, the MSCI World Index, returned 6.18% during the reporting period.

»

Security selection in both the consumer staples sector and the industrials sector were the most significant contributors to returns during the reporting period. In addition, strong security selection and underweights to both the consumer discretionary and energy sectors contributed to performance.

»	The Portfolio’s security selection in the information technology sector, a lighter weight to the health care sector and a slight holding of cash detracted modestly from returns.

»	The Fund’s holdings in Marine Harvest, Lorillard, and Imperial Tobacco added to performance as prices on these securities appreciated during the reporting period.

»	The Fund’s holdings in Lancashire Holdings, Carrefour, and FANUC detracted from returns as prices on these securities declined during the reporting period.

»

At the end of the reporting period, the Portfolio held approximately 92% in equities we believe are undervalued, approximately 5% (on the long side only) in merger arbitrage investments, and held the balance of the portfolio in cash and currency hedges.

6	PIMCO EQUITY SERIES VIT

Financial Highlights PIMCO EqS Pathfinder Portfolio®

Selected Per Share Data for the Year or Period Ended:	06/30/2014+		12/31/2013	12/31/2012	12/31/2011	04/14/2010-12/31/2010

Advisor Class
Net asset value beginning of year or period	$12.48		$10.69	$9.82	$10.31	$10.00
Net investment income (a)	0.15		0.24	0.18	0.08	0.08
Net realized/unrealized gain (loss)	0.95		1.81	0.78	(0.57)	0.23
Total income (loss) from investment operations	1.10		2.05	0.96	(0.49)	0.31
Dividends from net investment income	0.00		(0.26)	(0.09)	0.00	0.00
Total distributions	0.00		(0.26)	(0.09)	0.00	0.00
Net asset value end of year or period	$13.58		$12.48	$10.69	$9.82	$10.31
Total return	8.81%		19.19%	9.77%	(4.72)%	3.10%
Net assets end of year or period (000s)	$449,973		$449,196	$413,524	$387,651	$2,498
Ratio of expenses to average net assets	1.22	%*	1.23%	1.24%	1.23%	1.24	%*
Ratio of expenses to average net assets excluding waivers	1.35	%*	1.40%	1.40%	1.43%	7.02	%*
Ratio of expenses to average net assets excluding interest expense and dividends on short sales	1.22	%*	1.22%	1.22%	1.22%	1.22	%*
Ratio of expenses to average net assets excluding interest expense, dividends on short sales and waivers	1.35	%*	1.39%	1.38%	1.42%	7.00	%*
Ratio of net investment income to average net assets	2.43	%*	2.05%	1.77%	0.83%	1.10	%*
Portfolio turnover rate	15	%**	29%**	26%**	238%**	25	%**

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2014	7

Consolidated Statement of Assets and Liabilities PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2014

Assets:
Investments, at value
Investments in securities	$477,533
Investments in Affiliates	31,834
Financial Derivative Instruments
Over the counter	3,291
Cash	463
Deposits with counterparty	3,724
Foreign currency, at value	1,038
Receivable for investments sold	784
Interest and dividends receivable	582
Dividends receivable from Affiliates	6
519,255

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$4,122
Financial Derivative Instruments
Over the counter	1,761
Payable for investments purchased	1,658
Payable for investments in Affiliates purchased	6
Deposits from counterparty	1,690
Payable for Portfolio shares redeemed	474
Accrued investment advisory fees	251
Accrued supervisory and administrative fees	142
Accrued distribution fees	90
Reimbursement to PIMCO	25
Other liabilities	16
10,235

Net Assets	$509,020

Net Assets Consist of:
Paid in capital	$347,595
Undistributed net investment income	8,310
Accumulated undistributed net realized gain	23,821
Net unrealized appreciation	129,294
$509,020

Net Assets:
Institutional Class	$59,047
Advisor Class	449,973

Shares Issued and Outstanding:
Institutional Class	4,326
Advisor Class	33,130

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$13.65
Advisor Class	13.58

Cost of Investments in Securities	$349,433
Cost of Investments in Affiliates	$31,832
Cost of Foreign Currency Held	$1,007
Proceeds Received on Short Sales	$3,736

8	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statement of Operations PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2014

Investment Income:
Dividends, net of foreign taxes*	$9,001
Dividends from Investments in Affiliates	14
Total Income	9,015

Expenses:
Investment advisory fees	1,838
Supervisory and administrative fees	858
Distribution and/or servicing fees - Advisor Class	543
Dividends on short sales	12
Trustee fees	10
Interest expense	2
Miscellaneous expense	12
Total Expenses	3,275
Waiver and/or Reimbursement by PIMCO	(329)
Net Expenses	2,946

Net Investment Income	6,069

Net Realized Gain (Loss):
Investments in securities	20,054
Exchange-traded or centrally cleared financial derivative instruments	176
Over the counter financial derivative instruments	(3,527)
Foreign currency	312
Net Realized Gain	17,015

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	15,506
Investments in Affiliates	2
Over the counter financial derivative instruments	3,843
Short sales	(386)
Foreign currency assets and liabilities	27
Net Change in Unrealized Appreciation	18,992
Net Gain	36,007

Net Increase in Net Assets Resulting from Operations	$42,076

* Foreign tax withholdings - Dividends	$716

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2014	9

Consolidated Statements of Changes in Net Assets PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Increase in Net Assets from:

Operations:
Net investment income	$6,069	$10,152
Net realized gain	17,015	10,577
Net change in unrealized appreciation	18,992	65,099
Net increase resulting from operations	42,076	85,828

Distributions to Shareholders:
From net investment income
Institutional Class	0	(1,309)
Advisor Class	0	(9,191)

Total Distributions	0	(10,500)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(40,020)	(40,628)

Total Increase in Net Assets	2,056	34,700

Net Assets:
Beginning of year or period	506,964	472,264
End of year or period*	$509,020	$506,964

* Including undistributed net investment income of:	$8,310	$2,241

**	See Note 13 in the Notes to Financial Statements.

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio®

June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.8%

COMMON STOCKS 92.8%

AUSTRALIA 0.7%

INDUSTRIALS 0.7%
Spotless Group Holdings Ltd. (a)	2,430,650	$3,782

Total Australia		3,782

BELGIUM 2.3%

INDUSTRIALS 2.3%
bpost S.A.	470,864	11,896

Total Belgium		11,896

BERMUDA 4.8%

ENERGY 4.8%
Avance Gas Holding Ltd.	224,786	5,753
North Atlantic Drilling Ltd.	661,306	7,023
Seadrill Ltd.	298,072	11,813

		24,589

Total Bermuda		24,589

CANADA 0.7%

ENERGY 0.7%
Cameco Corp.	180,036	3,530

Total Canada		3,530

DENMARK 1.9%

CONSUMER STAPLES 1.9%
Carlsberg A/S ‘B’	90,598	9,758

Total Denmark		9,758

FAROE ISLANDS 0.7%

CONSUMER STAPLES 0.7%
Bakkafrost P/F	175,099	3,410

Total Faroe Islands		3,410

FRANCE 8.0%

CONSUMER DISCRETIONARY 2.5%
Eutelsat Communications S.A.	232,864	8,092
JCDecaux S.A.	129,343	4,831

		12,923

CONSUMER STAPLES 4.7%
Carrefour S.A.	284,014	10,473
Danone S.A.	180,551	13,425

		23,898

ENERGY 0.8%
Total S.A.	52,611	3,806

Total France		40,627

GERMANY 2.1%

HEALTH CARE 2.1%
Rhoen Klinikum AG	332,158	10,967

Total Germany		10,967

	SHARES	MARKET VALUE (000S)
HONG KONG 4.5%

CONSUMER DISCRETIONARY 0.7%
Television Broadcasts Ltd.	510,400	$3,312

FINANCIALS 3.3%
AIA Group Ltd.	2,617,900	13,171
First Pacific Co. Ltd.	3,169,750	3,563

		16,734

INDUSTRIALS 0.5%
Jardine Matheson Holdings Ltd.	25,500	1,513
Jardine Strategic Holdings Ltd.	33,700	1,205

		2,718

Total Hong Kong		22,764

JAPAN 3.7%

CONSUMER DISCRETIONARY 0.5%
Toyota Motor Corp.	44,000	2,634

CONSUMER STAPLES 1.2%
Kao Corp.	90,900	3,580
Shiseido Co. Ltd.	123,500	2,252

		5,832

INDUSTRIALS 0.6%
Komatsu Ltd.	125,500	2,913

INFORMATION TECHNOLOGY 1.4%
Nintendo Co. Ltd.	36,117	4,337
Tokyo Electron Ltd. - ADR	171,670	2,934

		7,271

Total Japan		18,650

NETHERLANDS 4.6%

CONSUMER STAPLES 1.7%
Corbion NV	411,222	8,666

FINANCIALS 2.1%
ING Groep NV - Dutch Certificate (a)	753,791	10,578

INFORMATION TECHNOLOGY 0.8%
Gemalto NV	38,602	4,001

Total Netherlands		23,245

NORWAY 5.8%

CONSUMER STAPLES 4.2%
Cermaq ASA	351,092	4,837
Marine Harvest ASA	1,233,005	16,825

		21,662

ENERGY 1.6%
BW LPG Ltd.	553,309	8,109

Total Norway		29,771

	SHARES	MARKET VALUE (000S)
SINGAPORE 2.3%

INDUSTRIALS 2.3%
ComfortDelGro Corp. Ltd.	3,712,000	$7,444
Keppel Corp. Ltd.	484,700	4,196

		11,640

Total Singapore		11,640

SOUTH KOREA 0.3%

CONSUMER DISCRETIONARY 0.3%
GS Home Shopping, Inc.	6,988	1,666

Total South Korea		1,666

SWEDEN 1.9%

INDUSTRIALS 1.9%
Loomis AB ‘B’	312,308	9,594

Total Sweden		9,594

SWITZERLAND 3.6%

FINANCIALS 0.9%
Swiss Re AG	51,952	4,620

HEALTH CARE 1.4%
Roche Holding AG	24,649	7,344

INFORMATION TECHNOLOGY 1.3%
Logitech International S.A.	487,539	6,336

Total Switzerland		18,300

UNITED KINGDOM 15.2%

CONSUMER STAPLES 9.4%
British American Tobacco PLC	258,368	15,373
Imperial Tobacco Group PLC	372,250	16,747
Reckitt Benckiser Group PLC	178,495	15,564

		47,684

ENERGY 2.7%
BP PLC	1,070,258	9,424
Ensco PLC ‘A’	77,266	4,294

		13,718

FINANCIALS 3.1%
Barclays PLC	1,283,380	4,675
Lancashire Holdings Ltd.	697,792	7,810
Prudential PLC	148,242	3,397

		15,882

Total United Kingdom		77,284

UNITED STATES 29.7%

CONSUMER DISCRETIONARY 0.5%
Time Warner Cable, Inc.	17,531	2,582

CONSUMER STAPLES 7.5%
Altria Group, Inc.	187,482	7,863
Lorillard, Inc.	244,460	14,905
Philip Morris International, Inc.	59,751	5,038

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2014	11

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

	SHARES	MARKET VALUE (000S)
Reynolds American, Inc.	114,152	$6,889
Wal-Mart Stores, Inc.	46,749	3,509

		38,204

ENERGY 2.3%
Halliburton Co.	80,069	5,686
National Oilwell Varco, Inc.	71,826	5,915

		11,601

FINANCIALS 8.6%
Alleghany Corp. (a)	13,543	5,934
Berkshire Hathaway, Inc. ‘B’ (a)	100,636	12,737
Genworth Financial, Inc. ‘A’ (a)(c)	502,082	8,736
Navient Corp.	256,693	4,546
PHH Corp. (a)	134,193	3,084
SLM Corp.	256,693	2,133
ViewPoint Financial Group, Inc.	243,009	6,539

		43,709

HEALTH CARE 2.2%
Allergan, Inc.	15,493	2,622
Merck & Co., Inc.	70,596	4,084
Pfizer, Inc.	152,138	4,515

		11,221

INDUSTRIALS 3.5%
3M Co.	37,590	5,384
Brink’s Co.	258,386	7,292
NOW, Inc. (a)	137,247	4,970

		17,646

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 4.8%
International Business Machines Corp.	40,593	$7,358
Microsoft Corp. (c)	330,063	13,764
Oracle Corp.	89,083	3,610

		24,732

MATERIALS 0.3%
Rentech, Inc. (a)	515,516	1,335

Total United States		151,030

Total Common Stocks (Cost $345,726)		472,503

REAL ESTATE INVESTMENT TRUSTS 0.9%

SINGAPORE 0.0%

FINANCIALS 0.0%
Keppel REIT Management Ltd.	125,236	129

Total Singapore		129

UNITED STATES 0.9%

FINANCIALS 0.9%
NorthStar Realty Finance Corp.	249,669	4,339

Total United States		4,339

Total Real Estate Investment Trusts (Cost $2,594)		4,468

	SHARES	MARKET VALUE (000S)
RIGHTS 0.1%

FRANCE 0.1%

HEALTH CARE 0.1%
Sanofi - Exp. 12/31/2020	1,123,923	$562

Total Rights (Cost $1,113)		562

Total Investments in Securities (Cost $349,433)		477,533

INVESTMENTS IN AFFILIATES 6.3%

SHORT-TERM INSTRUMENTS 6.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.3%
PIMCO Short-Term Floating NAV Portfolio	3,181,441	31,834

Total Short-Term Instruments (Cost $31,832)		31,834

Total Investments in Affiliates (Cost $31,832)		31,834

Total Investments 100.1% (Cost $381,265)		$509,367

Securities Sold Short (b) (0.8%) (Proceeds $3,736)		(4,122)

Financial Derivative Instruments (d) 0.3% (Cost or Premiums, net $0)		1,530

Other Assets and Liabilities, net 0.4%		2,245

Net Assets 100.0%		$509,020

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  SECURITIES SOLD SHORT:

(c)	Securities with an aggregate market value of $6,780 and cash of $3,724 have been pledged as collateral as of June 30, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Counterparty	Description	Shares	Proceeds	Payable for Short Sales
	Common Stocks
	United States
	Health Care
GSC	Valeant Pharmaceuticals International, Inc.	7,747	$(982)	$(977)
	Information Technology
	Applied Materials, Inc.	139,487	(2,754)	(3,145)

Total Short Sales			$(3,736)	$(4,122)

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2014 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (1)
Prime Brokerage Agreement
GSC	$0	$0	$0	$(4,122)	$(4,122)	$9,354	$5,232
MSC	0	0	0	0	0	1,150	1,150

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(4,122)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2014		DKK	36,522	$		6,654	$0	$(54)
	07/2014	$		27,234		GBP	16,044	224	0
	08/2014		GBP	16,044	$		27,227	0	(224)

BPS	07/2014		AUD	1,691			1,562	0	(32)
	07/2014		CHF	559			624	0	(6)
	07/2014		EUR	2,315			3,158	0	(12)
	07/2014		GBP	16,044			27,016	0	(442)
	07/2014		NOK	256,838			43,075	1,202	0
	07/2014	$		1,035		NOK	6,250	1	(17)
	08/2014			624		CHF	559	6	0

BRC	07/2014		KRW	1,628,784	$		1,499	0	(110)
	07/2014	$		2,169		JPY	222,200	25	0
	08/2014		NOK	91,731	$		14,932	0	(4)
	09/2014		SGD	9,670			7,684	0	(71)

CBK	07/2014	$		624		CHF	559	6	0
	07/2014			6,685		DKK	36,522	22	0
	07/2014			517		EUR	382	6	0
	08/2014		DKK	36,522	$		6,687	0	(22)
	08/2014		GBP	374			637	0	(3)
	08/2014		NOK	91,731			14,941	5	0
	08/2014		SEK	16,332			2,428	0	(15)

DUB	07/2014	$		20,753		CAD	22,608	434	0
	07/2014			24,632		EUR	18,123	185	0
	08/2014		EUR	17,599	$		23,922	0	(180)
	09/2014	$		961		ILS	3,340	13	0

FBF	07/2014			526		EUR	386	3	0

GLM	07/2014		EUR	18,584	$		25,452	5	0
	07/2014	$		854		EUR	626	3	0
	07/2014			892		JPY	90,900	5	0
	09/2014		SGD	1,138	$		910	0	(3)
	10/2014	$		2,083		ZAR	22,887	31	0

JPM	07/2014		JPY	2,360,409	$		23,242	0	(58)
	07/2014		NOK	24,610			4,099	87	0
	07/2014	$		1,870		EUR	1,382	22	0
	07/2014			18,895		JPY	1,924,604	103	0
	08/2014			23,247			2,360,409	59	0
	10/2014		ZAR	22,925	$		2,089	0	(29)

MSC	07/2014		CAD	22,608			21,143	0	(45)
	07/2014		HKD	8,619			1,112	0	0
	07/2014		SEK	16,332			2,457	13	0
	07/2014	$		1,203		JPY	122,705	8	0
	08/2014			21,124		CAD	22,608	46	0

RBC	07/2014		AUD	2,180	$		2,006	0	(50)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2014	13

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SOG	07/2014		AUD	13,037	$		12,292	$0	$(2)
	07/2014	$		15,614		AUD	16,908	330	0
	08/2014			12,262			13,037	2	0

UAG	07/2014		HKD	100,249	$		12,916	0	(15)
	08/2014		NOK	91,731			14,939	2	0

Total Forward Foreign Currency Contracts								$2,848	$(1,394)

WRITTEN OPTIONS:

AS OF JUNE 30, 2014 THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2014:

	# of Contracts	Premiums
Balance at Beginning of Period	0	$0
Sales	2,182	(284)
Closing Buys	(2,182)	284
Expirations	0	0
Exercised	0	0

Balance at End of Period	0	$0

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	Rentech Nitrogen Partners LP	9,630	1-Month USD-LIBOR less a specified spread	08/15/2014	$	154	$(9)	$0	$(9)

CBK	Pay	Liberty Global PLC ‘A’	12,451	1-Month EUR-EURIBOR less a specified spread	02/09/2015	EUR	392	(14)	0	(14)
	Pay	Liberty Global PLC ‘C’	30,718	1-Month EUR-EURIBOR less a specified spread	02/09/2015		938	(14)	0	(14)
	Receive	Ziggo NV	54,559	1-Month EUR-EURIBOR plus a specified spread	02/09/2015		1,827	20	20	0

GST	Receive	AstraZeneca PLC	40,323	1-Month USD-LIBOR plus a specified spread	04/30/2015	GBP	1,757	(8)	0	(8)

JPM	Pay	Expedia, Inc.	20,742	1-Month USD-LIBOR less a specified spread	04/29/2015	$	1,551	(83)	0	(83)
	Receive	Liberty Ventures ‘A’	68,076	1-Month USD-LIBOR plus a specified spread	04/29/2015		4,703	321	321	0
	Pay	TripAdvisor, Inc.	27,843	1-Month USD-LIBOR less a specified spread	04/29/2015		2,896	(130)	0	(130)
	Receive	Covidien PLC	29,396	1-Month USD-LIBOR plus a specified spread	06/16/2015		2,548	102	102	0
	Pay	Medtronic, Inc.	28,103	1-Month USD-LIBOR less a specified spread	06/16/2015		1,683	(109)	0	(109)

								$76	$443	$(367)

Total Swap Agreements								$76	$443	$(367)

(1)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2014 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (2)
BOA	$224	$0	$0	$224	$(278)	$0	$(9)	$(287)	$(63)	$0	$(63)
BPS	1,209	0	0	1,209	(509)	0	0	(509)	700	(810)	(110)
BRC	25	0	0	25	(185)	0	0	(185)	(160)	0	(160)
CBK	39	0	20	59	(40)	0	(28)	(68)	(9)	0	(9)
DUB	632	0	0	632	(180)	0	0	(180)	452	(310)	142
FBF	3	0	0	3	0	0	0	0	3	0	3
GLM	44	0	0	44	(3)	0	0	(3)	41	(270)	(229)
GST	0	0	0	0	0	0	(8)	(8)	(8)	0	(8)
JPM	271	0	423	694	(87)	0	(322)	(409)	285	0	285
MSC	67	0	0	67	(45)	0	0	(45)	22	0	22
RBC	0	0	0	0	(50)	0	0	(50)	(50)	0	(50)
SOG	332	0	0	332	(2)	0	0	(2)	330	(300)	30
UAG	2	0	0	2	(15)	0	0	(15)	(13)	0	(13)

Total Over the Counter	$2,848	$0	$443	$3,291	$(1,394)	$0	$(367)	$(1,761)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,848	$0	$2,848
Swap Agreements	0	0	443	0	0	443

	$0	$0	$443	$2,848	$0	$3,291

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,394	$0	$1,394
Swap Agreements	0	0	367	0	0	367

	$0	$0	$367	$1,394	$0	$1,761

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$176	$0	$0	$176

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,894)	$0	$(3,894)
Swap Agreements	0	0	367	0	0	367

	$0	$0	$367	$(3,894)	$0	$(3,527)

	$0	$0	$543	$(3,894)	$0	$(3,351)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,240	$0	$4,240
Swap Agreements	0	0	(397)	0	0	(397)

	$0	$0	$(397)	$4,240	$0	$3,843

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2014	15

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

June 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Common Stocks
Australia
Industrials	$3,782	$0	$0	$3,782
Belgium
Industrials	11,896	0	0	11,896
Bermuda
Energy	12,776	11,813	0	24,589
Canada
Energy	3,530	0	0	3,530
Denmark
Consumer Staples	0	9,758	0	9,758
Faroe Islands
Consumer Staples	0	3,410	0	3,410
France
Consumer Discretionary	0	12,923	0	12,923
Consumer Staples	0	23,898	0	23,898
Energy	0	3,806	0	3,806
Germany
Health Care	0	10,967	0	10,967
Hong Kong
Consumer Discretionary	3,312	0	0	3,312
Financials	0	16,734	0	16,734
Industrials	0	2,718	0	2,718
Japan
Consumer Discretionary	0	2,634	0	2,634
Consumer Staples	0	5,832	0	5,832
Industrials	0	2,913	0	2,913
Information Technology	2,934	4,337	0	7,271
Netherlands
Consumer Staples	0	8,666	0	8,666
Financials	0	10,578	0	10,578
Information Technology	4,001	0	0	4,001
Norway
Consumer Staples	4,837	16,825	0	21,662
Energy	0	8,109	0	8,109
Singapore
Industrials	0	11,640	0	11,640
South Korea
Consumer Discretionary	0	1,666	0	1,666
Sweden
Industrials	0	9,594	0	9,594
Switzerland
Financials	0	4,620	0	4,620
Health Care	0	7,344	0	7,344
Information Technology	0	6,336	0	6,336
United Kingdom
Consumer Staples	0	47,684	0	47,684
Energy	4,294	9,424	0	13,718
Financials	7,810	8,072	0	15,882

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
United States
Consumer Discretionary	$2,582	$0	$0	$2,582
Consumer Staples	38,204	0	0	38,204
Energy	11,601	0	0	11,601
Financials	43,709	0	0	43,709
Health Care	11,221	0	0	11,221
Industrials	17,646	0	0	17,646
Information Technology	24,732	0	0	24,732
Materials	1,335	0	0	1,335
Real Estate Investment Trusts
Singapore
Financials	0	129	0	129
United States
Financials	4,339	0	0	4,339
Rights
France
Health Care	562	0	0	562
	$215,103	$262,430	$0	$477,533

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$31,834	$0	$0	$31,834

Total Investments	$246,937	$262,430	$0	$509,367

Short Sales, at Value - Liabilities
Common Stocks
United States
Health Care
Valeant Pharmaceuticals International, Inc.	(977)	0	0	(977)
Information Technology
Applied Materials, Inc.	(3,145)	0	0	(3,145)
	$(4,122)	$0	$0	$(4,122)

Financial Derivative Instruments - Assets
Over the counter	$0	$3,291	$0	$3,291

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,761)	$0	$(1,761)

Totals	$242,815	$263,960	$0	$506,775

There were assets and liabilities valued at $23,018 transferred from Level 2 to Level 1 during the period ended June 30, 2014. There were assets and liabilities valued at $27,078 transferred from Level 1 to Level 2 during the period ended June 30, 2014. There were no significant transfers between Level 2 and 3 during the period ended June 30, 2014.

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Notes to Financial Statements

June 30, 2014 (Unaudited)

1. ORGANIZATION

The PIMCO EqS Pathfinder Portfolio® (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Dividends received from real estate investment trust securities may include a return of capital invested. Such distributions reduce the cost basis of the respective securities. Return of capital distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific

SEMIANNUAL REPORT	JUNE 30, 2014	17

Notes to Financial Statements (Cont.)

expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of swaps, foreign currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU for the fiscal year ended December 31, 2013 as it follows the investment company reporting requirements under U.S. GAAP and did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s

18	PIMCO EQUITY SERIES VIT

June 30, 2014 (Unaudited)

securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities

SEMIANNUAL REPORT	JUNE 30, 2014	19

Notes to Financial Statements (Cont.)

or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Variable Insurance Trust, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO.

20	PIMCO EQUITY SERIES VIT

June 30, 2014 (Unaudited)

The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2014	Dividend Income	Net Capital Gain Distributions
EqS Pathfinder Portfolio®	$11,012	$92,020	$(71,200)	$0	$2	$31,834	$14	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are

SEMIANNUAL REPORT	JUNE 30, 2014	21

Notes to Financial Statements (Cont.)

included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in

22	PIMCO EQUITY SERIES VIT

June 30, 2014 (Unaudited)

exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility

SEMIANNUAL REPORT	JUNE 30, 2014	23

Notes to Financial Statements (Cont.)

than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback

24	PIMCO EQUITY SERIES VIT

June 30, 2014 (Unaudited)

transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO EqS PATHFINDER PORTFOLIO®

PIMCO Cayman Commodity Portfolio III, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	06/06/2011
Subscription Agreement	06/20/2011

Portfolio Net Assets	$509,020
Subsidiary % of Portfolio Net Assets	0.0%

Subsidiary Financial Statement Information
Total assets	$10
Total liabilities	0
Net assets	10
Total income	0
Net investment income (loss)	0
Net realized gain (loss)	0
Net change in unrealized appreciation (depreciation)	0
Increase (decrease) in net assets resulting from operations	$0

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

SEMIANNUAL REPORT	JUNE 30, 2014	25

Notes to Financial Statements (Cont.)

investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administration, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2015, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term.

PIMCO has contractually agreed, through May 1, 2015, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.

PIMCO had also contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional Class and Advisor Class shares, by reducing the Portfolio’s Investment Advisory or Supervisory and Administrative Fees or reimbursing the Portfolio to the extent that total annual portfolio operating expenses net of acquired fund fees and expenses, after taking into account other applicable fee waivers and reimbursements exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class and Advisor Class shares, respectively. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2014, the remaining recoverable amount to PIMCO was $173,902.

26	PIMCO EQUITY SERIES VIT

June 30, 2014 (Unaudited)

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2014, the amount was $32.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2014, were as follows (amounts in thousands):

Purchases	Sales
$71,702	$126,307

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	10	$128	18	$209
Advisor Class	342	4,322	2,353	27,305
Issued as reinvestment of distributions
Institutional Class	0	0	105	1,309
Advisor Class	0	0	741	9,191
Cost of shares redeemed
Institutional Class	(295)	(3,764)	(990)	(11,450)
Advisor Class	(3,201)	(40,706)	(5,800)	(67,192)
Net increase (decrease) resulting from Portfolio share transactions	(3,144)	$(40,020)	(3,573)	$(40,628)

As of June 30, 2014, one shareholder owned 94% of the total Portfolio’s outstanding shares, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

SEMIANNUAL REPORT	JUNE 30, 2014	27

Notes to Financial Statements (Cont.)

June 30, 2014 (Unaudited)

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (1)
$381,500	$131,052	$(3,185)	$127,867

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

28	PIMCO EQUITY SERIES VIT

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	SOG	Societe Generale
CBK	Citibank N.A.	GST	Goldman Sachs International	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar
DKK	Danish Krone	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro	KRW	South Korean Won	ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt	LIBOR	London Interbank Offered Rate	REIT	Real Estate Investment Trust
EURIBOR	Euro Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2014	29

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pvit.pimco-funds.com

EVIT01SAR_063014

Your Global Investment Authority

PIMCO Equity Series VIT®

Semiannual Report

June 30, 2014

PIMCO EqS Pathfinder Portfolio®

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series VIT covering the six-month reporting period ended June 30, 2014. On the following pages are specific details about the investment performance of the Portfolio and a discussion of the factors that influenced performance during the reporting period. In addition, the letter from the portfolio manager provides a further review of such factors as well as an overview of the Portfolio’s investment strategy.

In contrast to the market reaction during the summer of 2013 in which the Federal Reserve’s (“Fed”) new “taper talk” caused significant market turmoil, over the past six months, investor risk appetite returned on better clarity regarding central bank policy and an easing of global geopolitical risks towards the latter part of the period.

The outlook for the U.S. economy improved on steady though historically slow employment growth and renewed business investment activity during the reporting period. However, while the Fed noted in its June 2014 meeting that the U.S. economy had “rebounded,” the central bank reiterated its view that the economy still had some distance to go to meet its employment and specific inflation targets. Investors became more comfortable with the idea that the Fed would keep its policy rate lower than historical norms during a recovery.

This sentiment was reinforced by a series of actions announced by the European Central Bank (“ECB”) on June 5, 2014. ECB President Mario Draghi lowered the ECB’s benchmark rate by 10 basis points, reduced its deposit rate into unprecedented negative territory to help mitigate potential deflationary forces (making the ECB the first major central bank to do so), opened a new liquidity channel to help encourage bank lending, and mentioned plans to begin a future quantitative easing asset purchase program. These measures reflected the ECB’s decision to attempt to tackle the threat of deflation in the Eurozone amid slower-than-historical and expected economic growth.

Within Asia, Japan raised its consumption tax, leading to a decline in household spending and retail sales. China, also facing a more challenging growth outlook, launched a mini-stimulus program and continued to finely tune its monetary policies amid lingering concerns regarding shadow banking-related defaults.

Highlights of the financial markets during our six-month reporting period include:

■

Developed market equities posted positive returns as investors embraced higher-risk assets due to better clarity on central bank policy and an easing of geopolitical tensions towards the end of the reporting period. U.S. equities, as measured by the S&P 500 Index, returned 7.14%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 6.18% for both indices. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 6.14%.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 2.72% over the reporting period. The U.S. Treasury yield curve flattened as the Fed signaled that it was in no hurry to start raising interest rates. As a result, investors continued pricing in low policy rates and lower long-term yields. The benchmark ten-year U.S. Treasury note yielded 2.53% at the end of the reporting period, as compared to 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.93% for the period.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT July 24, 2014

SEMIANNUAL REPORT	JUNE 30, 2014	1

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, funds investing in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, operational risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Portfolio’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index).

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

2	PIMCO EQUITY SERIES VIT

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Equity Series VIT is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the

Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from January 1, 2014 to June 30, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

SEMIANNUAL REPORT	JUNE 30, 2014	3

Insights from the Portfolio Manager PIMCO EqS Pathfinder Portfolio®

Dear Shareholder,

It is a pleasure to be speaking with you. On behalf of the Pathfinder team, I thank you for your investment in the PIMCO EqS® Pathfinder Portfolio (the “Portfolio”). Our commitment continues to be to seek an attractive absolute return that beats the market over a full market cycle and to do so with less volatility than the overall market. We have organized our thoughts below to provide you with a review of the equity market over the reporting period, the Portfolio itself, and our outlook for the second half of 2014.

The First Half of 2014 in Review

Global equity markets performed well over the six-month reporting period ending June 30, 2014, as measured by the MSCI World Index, which returned 6.18%. The returns from the largest developed markets in the world, the U.S. and Europe, were also positive. In contrast, the Japanese NIKKEI 225 (“NIKKEI”) posted negative returns. Over the first half of 2014, the Portfolio’s Institutional Class shares returned 8.81%, which was slightly ahead of the MSCI World Index.

The U.S. equity market shrugged off early concerns about tighter monetary policy, as economic conditions improved, and the Federal Reserve signaled its commitment to hold rates low for an extended period. In the U.S., interest rates declined in the first half of 2014 and the ten-year U.S. Treasury yield was 2.53% at June 30, 2014. Attractive valuations and the prospect of modest economic improvement, in our view, helped European equities as did the impact of positive and accommodative comments from the European Central Bank (“ECB”). Japanese markets, however, had a more volatile ride, with the NIKKEI declining in 2014 as investors questioned the sustainability of Abenomics and whether the “third arrow” of structural reforms could be enacted.

Pathfinder Portfolio

The Portfolio began the reporting period fully invested with a diversified portfolio of undervalued equities, along with a few merger arbitrage and special situation investments. However, in early 2014 a number of our undervalued equities began to approach our targets of intrinsic value and we began to exit those positions. Among the positions we exited were Intel, 3M, Nestle, Deere, Suez and Veolia Environnement, White Mountains Insurance Group, and General Dynamics. At the same time, we also found attractive investments in marine liquefied petroleum gas carrier operators, BW LPG and Avance Gas, cleaning services company, Spotless Group, Japanese cosmetics firm, Shiseido, and a number of merger arbitrage situations. Some of our notable performers in the portfolio over the first half of the year were Marine Harvest, Lorillard, and Logitech International.

Marine Harvest, the world’s largest salmon farmer with an estimated market share in excess of 20%, is a good example of a long-held position which we believed was being overlooked by investors. Salmon prices recovered strongly in 2013 due to low supply, and today, with limited supply growth this year and into 2015, we continue to have a strong outlook for salmon prices. Improving salmon prices also enabled the company to announce earnings which were considerably above the consensus analyst estimate.

Shares of Lorillard, the third-largest seller of cigarettes in the U.S., jumped this spring on speculation that Reynolds American Inc. might bid for the company. The combination of the two firms could potentially create the second largest cigarette producer, which would then be able to more effectively compete with its largest U.S. competitor, Altria, in our view. Although a merger between the two companies would be subject to Federal Trade Commission (“FTC”) scrutiny, shrinking industry sales, and likely asset disposals to appease regulators, might help to secure FTC approval, in our view.

Logitech sells computer peripheral products such as computer mice, keyboards, audio and gaming devices. With 70% of its sales coming from PC peripherals, Logitech has recently benefited from less pressure in its core PC segment. The turnaround plan implemented by the new management team is producing new and successful products such as the iPhone game controller, along with better sales and profit growth.

We also had a few stocks in the Portfolio which did not perform as we expected such as Lancashire, FANUC, and Barclays.

Lancashire shares retreated in spring 2014 due to concerns about a recent acquisition and insurance policy rates. Additionally, the company announced the planned departure of its CEO, which did little to help assuage investor concerns. Lancashire is a high quality specialty insurance company, built on the idea that superior management and underwriting can deliver outstanding returns to investors, which maintains very low risk in its investments consistent with a mandate for capital preservation. We continue to hold this company because we believe it is a quality company and it has a current dividend yield of approximately 7.75%.

Barclays, the U.K.’s second-largest bank measured by assets, declined over the period due to legal concerns following reports the company would face new lawsuits from the New York Attorney General’s office regarding the firm’s marketing materials and the use of its dark pools by high frequency traders.

FANUC is a Japanese based factory automation systems (robotics) company. We first entered the position in February 2012, as we believed investors were significantly undervaluing a top factory automation company, which had enormous secular and cyclical growth opportunities ahead and an excess amount of cash on its balance sheet. FANUC shares had appreciated nicely over our total ownership time period; however, the company’s share price retreated slightly in early 2014 as the company reported a sales and operating profit decline. With the position close to our target of intrinsic value, but with greater downside potential now, we decided to exit the position.

4	PIMCO EQUITY SERIES VIT

Outlook

Global equity markets have had a very strong past four years and the first six months of 2014 have been no exception, helped in part by the encouraging action and comments by the world’s developed market central banks, the U.S. Federal Reserve, the ECB and the Bank of Japan. Now some investors are postulating that market valuation is “full,” or is “fairly valued.” Although that may or may not be true for equity markets in general, it is not the market, per se, that catches our interest, it is the individual businesses in which we invest. We invest in companies only when it is appropriate to do so, and only when they meet our investment criteria. Having the patience to wait for an investment opportunity to present itself is the mark of a patient and disciplined investor.

We also believe the market should to continue to evidence some volatility and we anticipate this volatility will provide opportunity. We also believe that other opportunities will arise as corporations announce restructurings, such as announcements regarding a new CEO or head of sales, or a capital restructuring, which may include an initial public offering, a spin-off, or a merger or acquisition. These situations attract our interest as they reflect companies involved in the process of change, and that change may also provide an investment opportunity.

These are also potential investment opportunities which occur in all markets, regardless of valuation or sentiment.

Earlier this year, my former co-portfolio manager, Chuck Lahr, resigned from the firm to spend time with his family. We have worked with Chuck for over 7 years now, we miss him, and we also wish him all the best as he spends time with his young and growing family.

To close our letter, I repeat my thanks for investing with us in the PIMCO EqS® Pathfinder Portfolio. We continue to ply our craft and we maintain our value-driven discipline, seeking the twin goals of capital appreciation and downside risk mitigation in our efforts to provide you with risk-adjusted returns. We are privileged to have the opportunity to manage your capital and we look forward to the challenges and the opportunities in the months and years ahead.

Sincerely,

Anne Gudefin, CFA Portfolio Manager

Top 10 Holdings1

Marine Harvest ASA	3.3%
Imperial Tobacco Group PLC	3.3%
Reckitt Benckiser Group PLC	3.1%
British American Tobacco PLC	3.0%
Lorillard, Inc.	2.9%
Microsoft Corp.	2.7%
Danone S.A.	2.7%
AIA Group Ltd.	2.6%
Berkshire Hathaway, Inc. ‘B’	2.5%
bpost S.A.	2.3%

Geographic Breakdown1

United States	30.5%
United Kingdom	15.2%
France	8.1%
Norway	5.8%
Bermuda	4.8%
Netherlands	4.6%
Hong Kong	4.5%
Japan	3.7%
Switzerland	3.6%
Belgium	2.3%
Singapore	2.3%
Germany	2.2%
Denmark	1.9%
Sweden	1.9%
Other	2.4%

Sector Breakdown1

Consumer Staples	31.2%
Financials	18.9%
Energy	12.8%
Industrials	11.8%
Information Technology	8.3%
Health Care	5.9%
Consumer Discretionary	4.6%
Other	0.3%

[1]

% of Investments, at value as of 06/30/14. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	JUNE 30, 2014	5

PIMCO EqS Pathfinder Portfolio®

Cumulative Returns Through June 30, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Average Annual Total Return for the period ended June 30, 2014
	6 Months*	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio® Institutional Class	8.94%	24.81%	8.56%
MSCI World Index±	6.18%	24.05%	10.83%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.13% for Institutional Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (01/01/14)	$1,000.00	$1,000.00
Ending Account Value (06/30/14)	$1,089.40	$1,019.98
Expenses Paid During Period†	$5.03	$4.86
Net Annualized Expense Ratio††	0.97%	0.97%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	The Portfolio’s Institutional Class shares returned 8.94% after fees, and the Portfolio’s benchmark index, the MSCI World Index, returned 6.18% during the reporting period.

»

Security selection in both the consumer staples sector and the industrials sector were the most significant contributors to returns during the reporting period. In addition, strong security selection and underweights to both the consumer discretionary and energy sectors contributed to performance.

»	The Portfolio’s security selection in the information technology sector, a lighter weight to the health care sector and a slight holding of cash detracted modestly from returns.

»	The Fund’s holdings in Marine Harvest, Lorillard, and Imperial Tobacco added to performance as prices on these securities appreciated during the reporting period.

»	The Fund’s holdings in Lancashire Holdings, Carrefour, and FANUC detracted from returns as prices on these securities declined during the reporting period.

»

At the end of the reporting period, the Portfolio held approximately 92% in equities we believe are undervalued, approximately 5% (on the long side only) in merger arbitrage investments, and held the balance of the portfolio in cash and currency hedges.

6	PIMCO EQUITY SERIES VIT

Financial Highlights PIMCO EqS Pathfinder Portfolio®

Selected Per Share Data for the Year or Period Ended:	06/30/2014+		12/31/2013	12/31/2012	12/31/2011	04/14/2010-12/31/2010

Institutional Class
Net asset value beginning of year or period	$12.53		$10.72	$9.85	$10.33	$10.00
Net investment income (a)	0.17		0.27	0.21	0.11	0.12
Net realized/unrealized gain (loss)	0.95		1.83	0.77	(0.58)	0.21
Total income (loss) from investment operations	1.12		2.10	0.98	(0.47)	0.33
Dividends from net investment income	0.00		(0.29)	(0.11)	(0.01)	0.00
Total distributions	0.00		(0.29)	(0.11)	(0.01)	0.00
Net asset value end of year or period	$13.65		$12.53	$10.72	$9.85	$10.33
Total return	8.94%		19.60%	9.98%	(4.54)%	3.30%
Net assets end of year or period (000s)	$59,047		$57,768	$58,740	$66,439	$3,276
Ratio of expenses to average net assets	0.97	%*	0.98%	0.99%	0.98%	1.01	%*
Ratio of expenses to average net assets excluding waivers	1.10	%*	1.15%	1.15%	1.18%	3.72	%*
Ratio of expenses to average net assets excluding interest expense and dividends on short sales	0.97	%*	0.97%	0.97%	0.97%	0.97	%*
Ratio of expenses to average net assets excluding interest expense, dividends on short sales and waivers	1.10	%*	1.14%	1.13%	1.17%	3.68	%*
Ratio of net investment income to average net assets	2.68	%*	2.29%	2.02%	1.14%	1.69	%*
Portfolio turnover rate	15	%**	29%**	26%**	238%**	25	%**

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2014	7

Consolidated Statement of Assets and Liabilities PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2014

Assets:
Investments, at value
Investments in securities	$477,533
Investments in Affiliates	31,834
Financial Derivative Instruments
Over the counter	3,291
Cash	463
Deposits with counterparty	3,724
Foreign currency, at value	1,038
Receivable for investments sold	784
Interest and dividends receivable	582
Dividends receivable from Affiliates	6
519,255

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$4,122
Financial Derivative Instruments
Over the counter	1,761
Payable for investments purchased	1,658
Payable for investments in Affiliates purchased	6
Deposits from counterparty	1,690
Payable for Portfolio shares redeemed	474
Accrued investment advisory fees	251
Accrued supervisory and administrative fees	142
Accrued distribution fees	90
Reimbursement to PIMCO	25
Other liabilities	16
10,235

Net Assets	$509,020

Net Assets Consist of:
Paid in capital	$347,595
Undistributed net investment income	8,310
Accumulated undistributed net realized gain	23,821
Net unrealized appreciation	129,294
$509,020

Net Assets:
Institutional Class	$59,047
Advisor Class	449,973

Shares Issued and Outstanding:
Institutional Class	4,326
Advisor Class	33,130

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$13.65
Advisor Class	13.58

Cost of Investments in Securities	$349,433
Cost of Investments in Affiliates	$31,832
Cost of Foreign Currency Held	$1,007
Proceeds Received on Short Sales	$3,736

8	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statement of Operations PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2014

Investment Income:
Dividends, net of foreign taxes*	$9,001
Dividends from Investments in Affiliates	14
Total Income	9,015

Expenses:
Investment advisory fees	1,838
Supervisory and administrative fees	858
Distribution and/or servicing fees - Advisor Class	543
Dividends on short sales	12
Trustee fees	10
Interest expense	2
Miscellaneous expense	12
Total Expenses	3,275
Waiver and/or Reimbursement by PIMCO	(329)
Net Expenses	2,946

Net Investment Income	6,069

Net Realized Gain (Loss):
Investments in securities	20,054
Exchange-traded or centrally cleared financial derivative instruments	176
Over the counter financial derivative instruments	(3,527)
Foreign currency	312
Net Realized Gain	17,015

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	15,506
Investments in Affiliates	2
Over the counter financial derivative instruments	3,843
Short sales	(386)
Foreign currency assets and liabilities	27
Net Change in Unrealized Appreciation	18,992
Net Gain	36,007

Net Increase in Net Assets Resulting from Operations	$42,076

* Foreign tax withholdings - Dividends	$716

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2014	9

Consolidated Statements of Changes in Net Assets PIMCO EqS Pathfinder Portfolio®

(Unaudited)

(Amounts in thousands)	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Increase in Net Assets from:

Operations:
Net investment income	$6,069	$10,152
Net realized gain	17,015	10,577
Net change in unrealized appreciation	18,992	65,099
Net increase resulting from operations	42,076	85,828

Distributions to Shareholders:
From net investment income
Institutional Class	0	(1,309)
Advisor Class	0	(9,191)

Total Distributions	0	(10,500)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(40,020)	(40,628)

Total Increase in Net Assets	2,056	34,700

Net Assets:
Beginning of year or period	506,964	472,264
End of year or period*	$509,020	$506,964

* Including undistributed net investment income of:	$8,310	$2,241

**	See Note 13 in the Notes to Financial Statements.

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio®

June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.8%

COMMON STOCKS 92.8%

AUSTRALIA 0.7%

INDUSTRIALS 0.7%
Spotless Group Holdings Ltd. (a)	2,430,650	$3,782

Total Australia		3,782

BELGIUM 2.3%

INDUSTRIALS 2.3%
bpost S.A.	470,864	11,896

Total Belgium		11,896

BERMUDA 4.8%

ENERGY 4.8%
Avance Gas Holding Ltd.	224,786	5,753
North Atlantic Drilling Ltd.	661,306	7,023
Seadrill Ltd.	298,072	11,813

		24,589

Total Bermuda		24,589

CANADA 0.7%

ENERGY 0.7%
Cameco Corp.	180,036	3,530

Total Canada		3,530

DENMARK 1.9%

CONSUMER STAPLES 1.9%
Carlsberg A/S ‘B’	90,598	9,758

Total Denmark		9,758

FAROE ISLANDS 0.7%

CONSUMER STAPLES 0.7%
Bakkafrost P/F	175,099	3,410

Total Faroe Islands		3,410

FRANCE 8.0%

CONSUMER DISCRETIONARY 2.5%
Eutelsat Communications S.A.	232,864	8,092
JCDecaux S.A.	129,343	4,831

		12,923

CONSUMER STAPLES 4.7%
Carrefour S.A.	284,014	10,473
Danone S.A.	180,551	13,425

		23,898

ENERGY 0.8%
Total S.A.	52,611	3,806

Total France		40,627

GERMANY 2.1%

HEALTH CARE 2.1%
Rhoen Klinikum AG	332,158	10,967

Total Germany		10,967

	SHARES	MARKET VALUE (000S)
HONG KONG 4.5%

CONSUMER DISCRETIONARY 0.7%
Television Broadcasts Ltd.	510,400	$3,312

FINANCIALS 3.3%
AIA Group Ltd.	2,617,900	13,171
First Pacific Co. Ltd.	3,169,750	3,563

		16,734

INDUSTRIALS 0.5%
Jardine Matheson Holdings Ltd.	25,500	1,513
Jardine Strategic Holdings Ltd.	33,700	1,205

		2,718

Total Hong Kong		22,764

JAPAN 3.7%

CONSUMER DISCRETIONARY 0.5%
Toyota Motor Corp.	44,000	2,634

CONSUMER STAPLES 1.2%
Kao Corp.	90,900	3,580
Shiseido Co. Ltd.	123,500	2,252

		5,832

INDUSTRIALS 0.6%
Komatsu Ltd.	125,500	2,913

INFORMATION TECHNOLOGY 1.4%
Nintendo Co. Ltd.	36,117	4,337
Tokyo Electron Ltd. - ADR	171,670	2,934

		7,271

Total Japan		18,650

NETHERLANDS 4.6%

CONSUMER STAPLES 1.7%
Corbion NV	411,222	8,666

FINANCIALS 2.1%
ING Groep NV - Dutch Certificate (a)	753,791	10,578

INFORMATION TECHNOLOGY 0.8%
Gemalto NV	38,602	4,001

Total Netherlands		23,245

NORWAY 5.8%

CONSUMER STAPLES 4.2%
Cermaq ASA	351,092	4,837
Marine Harvest ASA	1,233,005	16,825

		21,662

ENERGY 1.6%
BW LPG Ltd.	553,309	8,109

Total Norway		29,771

	SHARES	MARKET VALUE (000S)
SINGAPORE 2.3%

INDUSTRIALS 2.3%
ComfortDelGro Corp. Ltd.	3,712,000	$7,444
Keppel Corp. Ltd.	484,700	4,196

		11,640

Total Singapore		11,640

SOUTH KOREA 0.3%

CONSUMER DISCRETIONARY 0.3%
GS Home Shopping, Inc.	6,988	1,666

Total South Korea		1,666

SWEDEN 1.9%

INDUSTRIALS 1.9%
Loomis AB ‘B’	312,308	9,594

Total Sweden		9,594

SWITZERLAND 3.6%

FINANCIALS 0.9%
Swiss Re AG	51,952	4,620

HEALTH CARE 1.4%
Roche Holding AG	24,649	7,344

INFORMATION TECHNOLOGY 1.3%
Logitech International S.A.	487,539	6,336

Total Switzerland		18,300

UNITED KINGDOM 15.2%

CONSUMER STAPLES 9.4%
British American Tobacco PLC	258,368	15,373
Imperial Tobacco Group PLC	372,250	16,747
Reckitt Benckiser Group PLC	178,495	15,564

		47,684

ENERGY 2.7%
BP PLC	1,070,258	9,424
Ensco PLC ‘A’	77,266	4,294

		13,718

FINANCIALS 3.1%
Barclays PLC	1,283,380	4,675
Lancashire Holdings Ltd.	697,792	7,810
Prudential PLC	148,242	3,397

		15,882

Total United Kingdom		77,284

UNITED STATES 29.7%

CONSUMER DISCRETIONARY 0.5%
Time Warner Cable, Inc.	17,531	2,582

CONSUMER STAPLES 7.5%
Altria Group, Inc.	187,482	7,863
Lorillard, Inc.	244,460	14,905
Philip Morris International, Inc.	59,751	5,038

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2014	11

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

	SHARES	MARKET VALUE (000S)
Reynolds American, Inc.	114,152	$6,889
Wal-Mart Stores, Inc.	46,749	3,509

		38,204

ENERGY 2.3%
Halliburton Co.	80,069	5,686
National Oilwell Varco, Inc.	71,826	5,915

		11,601

FINANCIALS 8.6%
Alleghany Corp. (a)	13,543	5,934
Berkshire Hathaway, Inc. ‘B’ (a)	100,636	12,737
Genworth Financial, Inc. ‘A’ (a)(c)	502,082	8,736
Navient Corp.	256,693	4,546
PHH Corp. (a)	134,193	3,084
SLM Corp.	256,693	2,133
ViewPoint Financial Group, Inc.	243,009	6,539

		43,709

HEALTH CARE 2.2%
Allergan, Inc.	15,493	2,622
Merck & Co., Inc.	70,596	4,084
Pfizer, Inc.	152,138	4,515

		11,221

INDUSTRIALS 3.5%
3M Co.	37,590	5,384
Brink’s Co.	258,386	7,292
NOW, Inc. (a)	137,247	4,970

		17,646

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 4.8%
International Business Machines Corp.	40,593	$7,358
Microsoft Corp. (c)	330,063	13,764
Oracle Corp.	89,083	3,610

		24,732

MATERIALS 0.3%
Rentech, Inc. (a)	515,516	1,335

Total United States		151,030

Total Common Stocks (Cost $345,726)		472,503

REAL ESTATE INVESTMENT TRUSTS 0.9%

SINGAPORE 0.0%

FINANCIALS 0.0%
Keppel REIT Management Ltd.	125,236	129

Total Singapore		129

UNITED STATES 0.9%

FINANCIALS 0.9%
NorthStar Realty Finance Corp.	249,669	4,339

Total United States		4,339

Total Real Estate Investment Trusts (Cost $2,594)		4,468

	SHARES	MARKET VALUE (000S)
RIGHTS 0.1%

FRANCE 0.1%

HEALTH CARE 0.1%
Sanofi - Exp. 12/31/2020	1,123,923	$562

Total Rights (Cost $1,113)		562

Total Investments in Securities (Cost $349,433)		477,533

INVESTMENTS IN AFFILIATES 6.3%

SHORT-TERM INSTRUMENTS 6.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.3%
PIMCO Short-Term Floating NAV Portfolio	3,181,441	31,834

Total Short-Term Instruments (Cost $31,832)		31,834

Total Investments in Affiliates (Cost $31,832)		31,834

Total Investments 100.1% (Cost $381,265)		$509,367

Securities Sold Short (b) (0.8%) (Proceeds $3,736)		(4,122)

Financial Derivative Instruments (d) 0.3% (Cost or Premiums, net $0)		1,530

Other Assets and Liabilities, net 0.4%		2,245

Net Assets 100.0%		$509,020

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  SECURITIES SOLD SHORT:

(c)	Securities with an aggregate market value of $6,780 and cash of $3,724 have been pledged as collateral as of June 30, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Counterparty	Description	Shares	Proceeds	Payable for Short Sales
	Common Stocks
	United States
	Health Care
GSC	Valeant Pharmaceuticals International, Inc.	7,747	$(982)	$(977)
	Information Technology
	Applied Materials, Inc.	139,487	(2,754)	(3,145)

Total Short Sales			$(3,736)	$(4,122)

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2014 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (1)
Prime Brokerage Agreement
GSC	$0	$0	$0	$(4,122)	$(4,122)	$9,354	$5,232
MSC	0	0	0	0	0	1,150	1,150

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(4,122)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2014		DKK	36,522	$		6,654	$0	$(54)
	07/2014	$		27,234		GBP	16,044	224	0
	08/2014		GBP	16,044	$		27,227	0	(224)

BPS	07/2014		AUD	1,691			1,562	0	(32)
	07/2014		CHF	559			624	0	(6)
	07/2014		EUR	2,315			3,158	0	(12)
	07/2014		GBP	16,044			27,016	0	(442)
	07/2014		NOK	256,838			43,075	1,202	0
	07/2014	$		1,035		NOK	6,250	1	(17)
	08/2014			624		CHF	559	6	0

BRC	07/2014		KRW	1,628,784	$		1,499	0	(110)
	07/2014	$		2,169		JPY	222,200	25	0
	08/2014		NOK	91,731	$		14,932	0	(4)
	09/2014		SGD	9,670			7,684	0	(71)

CBK	07/2014	$		624		CHF	559	6	0
	07/2014			6,685		DKK	36,522	22	0
	07/2014			517		EUR	382	6	0
	08/2014		DKK	36,522	$		6,687	0	(22)
	08/2014		GBP	374			637	0	(3)
	08/2014		NOK	91,731			14,941	5	0
	08/2014		SEK	16,332			2,428	0	(15)

DUB	07/2014	$		20,753		CAD	22,608	434	0
	07/2014			24,632		EUR	18,123	185	0
	08/2014		EUR	17,599	$		23,922	0	(180)
	09/2014	$		961		ILS	3,340	13	0

FBF	07/2014			526		EUR	386	3	0

GLM	07/2014		EUR	18,584	$		25,452	5	0
	07/2014	$		854		EUR	626	3	0
	07/2014			892		JPY	90,900	5	0
	09/2014		SGD	1,138	$		910	0	(3)
	10/2014	$		2,083		ZAR	22,887	31	0

JPM	07/2014		JPY	2,360,409	$		23,242	0	(58)
	07/2014		NOK	24,610			4,099	87	0
	07/2014	$		1,870		EUR	1,382	22	0
	07/2014			18,895		JPY	1,924,604	103	0
	08/2014			23,247			2,360,409	59	0
	10/2014		ZAR	22,925	$		2,089	0	(29)

MSC	07/2014		CAD	22,608			21,143	0	(45)
	07/2014		HKD	8,619			1,112	0	0
	07/2014		SEK	16,332			2,457	13	0
	07/2014	$		1,203		JPY	122,705	8	0
	08/2014			21,124		CAD	22,608	46	0

RBC	07/2014		AUD	2,180	$		2,006	0	(50)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2014	13

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SOG	07/2014		AUD	13,037	$		12,292	$0	$(2)
	07/2014	$		15,614		AUD	16,908	330	0
	08/2014			12,262			13,037	2	0

UAG	07/2014		HKD	100,249	$		12,916	0	(15)
	08/2014		NOK	91,731			14,939	2	0

Total Forward Foreign Currency Contracts								$2,848	$(1,394)

WRITTEN OPTIONS:

AS OF JUNE 30, 2014 THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2014:

	# of Contracts	Premiums
Balance at Beginning of Period	0	$0
Sales	2,182	(284)
Closing Buys	(2,182)	284
Expirations	0	0
Exercised	0	0

Balance at End of Period	0	$0

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	Rentech Nitrogen Partners LP	9,630	1-Month USD-LIBOR less a specified spread	08/15/2014	$	154	$(9)	$0	$(9)

CBK	Pay	Liberty Global PLC ‘A’	12,451	1-Month EUR-EURIBOR less a specified spread	02/09/2015	EUR	392	(14)	0	(14)
	Pay	Liberty Global PLC ‘C’	30,718	1-Month EUR-EURIBOR less a specified spread	02/09/2015		938	(14)	0	(14)
	Receive	Ziggo NV	54,559	1-Month EUR-EURIBOR plus a specified spread	02/09/2015		1,827	20	20	0

GST	Receive	AstraZeneca PLC	40,323	1-Month USD-LIBOR plus a specified spread	04/30/2015	GBP	1,757	(8)	0	(8)

JPM	Pay	Expedia, Inc.	20,742	1-Month USD-LIBOR less a specified spread	04/29/2015	$	1,551	(83)	0	(83)
	Receive	Liberty Ventures ‘A’	68,076	1-Month USD-LIBOR plus a specified spread	04/29/2015		4,703	321	321	0
	Pay	TripAdvisor, Inc.	27,843	1-Month USD-LIBOR less a specified spread	04/29/2015		2,896	(130)	0	(130)
	Receive	Covidien PLC	29,396	1-Month USD-LIBOR plus a specified spread	06/16/2015		2,548	102	102	0
	Pay	Medtronic, Inc.	28,103	1-Month USD-LIBOR less a specified spread	06/16/2015		1,683	(109)	0	(109)

								$76	$443	$(367)

Total Swap Agreements								$76	$443	$(367)

(1)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2014 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (2)
BOA	$224	$0	$0	$224	$(278)	$0	$(9)	$(287)	$(63)	$0	$(63)
BPS	1,209	0	0	1,209	(509)	0	0	(509)	700	(810)	(110)
BRC	25	0	0	25	(185)	0	0	(185)	(160)	0	(160)
CBK	39	0	20	59	(40)	0	(28)	(68)	(9)	0	(9)
DUB	632	0	0	632	(180)	0	0	(180)	452	(310)	142
FBF	3	0	0	3	0	0	0	0	3	0	3
GLM	44	0	0	44	(3)	0	0	(3)	41	(270)	(229)
GST	0	0	0	0	0	0	(8)	(8)	(8)	0	(8)
JPM	271	0	423	694	(87)	0	(322)	(409)	285	0	285
MSC	67	0	0	67	(45)	0	0	(45)	22	0	22
RBC	0	0	0	0	(50)	0	0	(50)	(50)	0	(50)
SOG	332	0	0	332	(2)	0	0	(2)	330	(300)	30
UAG	2	0	0	2	(15)	0	0	(15)	(13)	0	(13)

Total Over the Counter	$2,848	$0	$443	$3,291	$(1,394)	$0	$(367)	$(1,761)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,848	$0	$2,848
Swap Agreements	0	0	443	0	0	443

	$0	$0	$443	$2,848	$0	$3,291

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,394	$0	$1,394
Swap Agreements	0	0	367	0	0	367

	$0	$0	$367	$1,394	$0	$1,761

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended June 30, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$176	$0	$0	$176

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,894)	$0	$(3,894)
Swap Agreements	0	0	367	0	0	367

	$0	$0	$367	$(3,894)	$0	$(3,527)

	$0	$0	$543	$(3,894)	$0	$(3,351)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,240	$0	$4,240
Swap Agreements	0	0	(397)	0	0	(397)

	$0	$0	$(397)	$4,240	$0	$3,843

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2014	15

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

June 30, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
Investments in Securities, at Value
Common Stocks
Australia
Industrials	$3,782	$0	$0	$3,782
Belgium
Industrials	11,896	0	0	11,896
Bermuda
Energy	12,776	11,813	0	24,589
Canada
Energy	3,530	0	0	3,530
Denmark
Consumer Staples	0	9,758	0	9,758
Faroe Islands
Consumer Staples	0	3,410	0	3,410
France
Consumer Discretionary	0	12,923	0	12,923
Consumer Staples	0	23,898	0	23,898
Energy	0	3,806	0	3,806
Germany
Health Care	0	10,967	0	10,967
Hong Kong
Consumer Discretionary	3,312	0	0	3,312
Financials	0	16,734	0	16,734
Industrials	0	2,718	0	2,718
Japan
Consumer Discretionary	0	2,634	0	2,634
Consumer Staples	0	5,832	0	5,832
Industrials	0	2,913	0	2,913
Information Technology	2,934	4,337	0	7,271
Netherlands
Consumer Staples	0	8,666	0	8,666
Financials	0	10,578	0	10,578
Information Technology	4,001	0	0	4,001
Norway
Consumer Staples	4,837	16,825	0	21,662
Energy	0	8,109	0	8,109
Singapore
Industrials	0	11,640	0	11,640
South Korea
Consumer Discretionary	0	1,666	0	1,666
Sweden
Industrials	0	9,594	0	9,594
Switzerland
Financials	0	4,620	0	4,620
Health Care	0	7,344	0	7,344
Information Technology	0	6,336	0	6,336
United Kingdom
Consumer Staples	0	47,684	0	47,684
Energy	4,294	9,424	0	13,718
Financials	7,810	8,072	0	15,882

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2014
United States
Consumer Discretionary	$2,582	$0	$0	$2,582
Consumer Staples	38,204	0	0	38,204
Energy	11,601	0	0	11,601
Financials	43,709	0	0	43,709
Health Care	11,221	0	0	11,221
Industrials	17,646	0	0	17,646
Information Technology	24,732	0	0	24,732
Materials	1,335	0	0	1,335
Real Estate Investment Trusts
Singapore
Financials	0	129	0	129
United States
Financials	4,339	0	0	4,339
Rights
France
Health Care	562	0	0	562
	$215,103	$262,430	$0	$477,533

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$31,834	$0	$0	$31,834

Total Investments	$246,937	$262,430	$0	$509,367

Short Sales, at Value - Liabilities
Common Stocks
United States
Health Care
Valeant Pharmaceuticals International, Inc.	(977)	0	0	(977)
Information Technology
Applied Materials, Inc.	(3,145)	0	0	(3,145)
	$(4,122)	$0	$0	$(4,122)

Financial Derivative Instruments - Assets
Over the counter	$0	$3,291	$0	$3,291

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,761)	$0	$(1,761)

Totals	$242,815	$263,960	$0	$506,775

There were assets and liabilities valued at $23,018 transferred from Level 2 to Level 1 during the period ended June 30, 2014. There were assets and liabilities valued at $27,078 transferred from Level 1 to Level 2 during the period ended June 30, 2014. There were no significant transfers between Level 2 and 3 during the period ended June 30, 2014.

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Notes to Financial Statements

June 30, 2014 (Unaudited)

1. ORGANIZATION

The PIMCO EqS Pathfinder Portfolio® (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Dividends received from real estate investment trust securities may include a return of capital invested. Such distributions reduce the cost basis of the respective securities. Return of capital distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific

SEMIANNUAL REPORT	JUNE 30, 2014	17

Notes to Financial Statements (Cont.)

expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of swaps, foreign currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update is effective prospectively during interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU for the fiscal year ended December 31, 2013 as it follows the investment company reporting requirements under U.S. GAAP and did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s

18	PIMCO EQUITY SERIES VIT

June 30, 2014 (Unaudited)

securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities

SEMIANNUAL REPORT	JUNE 30, 2014	19

Notes to Financial Statements (Cont.)

or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Variable Insurance Trust, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO.

20	PIMCO EQUITY SERIES VIT

June 30, 2014 (Unaudited)

The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended June 30, 2014 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2014	Dividend Income	Net Capital Gain Distributions
EqS Pathfinder Portfolio®	$11,012	$92,020	$(71,200)	$0	$2	$31,834	$14	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are

SEMIANNUAL REPORT	JUNE 30, 2014	21

Notes to Financial Statements (Cont.)

included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in

22	PIMCO EQUITY SERIES VIT

June 30, 2014 (Unaudited)

exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility

SEMIANNUAL REPORT	JUNE 30, 2014	23

Notes to Financial Statements (Cont.)

than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback

24	PIMCO EQUITY SERIES VIT

June 30, 2014 (Unaudited)

transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO EqS PATHFINDER PORTFOLIO®

PIMCO Cayman Commodity Portfolio III, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	06/06/2011
Subscription Agreement	06/20/2011

Portfolio Net Assets	$509,020
Subsidiary % of Portfolio Net Assets	0.0%

Subsidiary Financial Statement Information
Total assets	$10
Total liabilities	0
Net assets	10
Total income	0
Net investment income (loss)	0
Net realized gain (loss)	0
Net change in unrealized appreciation (depreciation)	0
Increase (decrease) in net assets resulting from operations	$0

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

SEMIANNUAL REPORT	JUNE 30, 2014	25

Notes to Financial Statements (Cont.)

investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administration, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2015, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term.

PIMCO has contractually agreed, through May 1, 2015, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.

PIMCO had also contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional Class and Advisor Class shares, by reducing the Portfolio’s Investment Advisory or Supervisory and Administrative Fees or reimbursing the Portfolio to the extent that total annual portfolio operating expenses net of acquired fund fees and expenses, after taking into account other applicable fee waivers and reimbursements exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class and Advisor Class shares, respectively. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of June 30, 2014, the remaining recoverable amount to PIMCO was $173,902.

26	PIMCO EQUITY SERIES VIT

June 30, 2014 (Unaudited)

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2014, the amount was $32.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2014, were as follows (amounts in thousands):

Purchases	Sales
$71,702	$126,307

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	10	$128	18	$209
Advisor Class	342	4,322	2,353	27,305
Issued as reinvestment of distributions
Institutional Class	0	0	105	1,309
Advisor Class	0	0	741	9,191
Cost of shares redeemed
Institutional Class	(295)	(3,764)	(990)	(11,450)
Advisor Class	(3,201)	(40,706)	(5,800)	(67,192)
Net increase (decrease) resulting from Portfolio share transactions	(3,144)	$(40,020)	(3,573)	$(40,628)

As of June 30, 2014, one shareholder owned 94% of the total Portfolio’s outstanding shares, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

SEMIANNUAL REPORT	JUNE 30, 2014	27

Notes to Financial Statements (Cont.)

June 30, 2014 (Unaudited)

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of June 30, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (1)
$381,500	$131,052	$(3,185)	$127,867

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

28	PIMCO EQUITY SERIES VIT

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	SOG	Societe Generale
CBK	Citibank N.A.	GST	Goldman Sachs International	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar
DKK	Danish Krone	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro	KRW	South Korean Won	ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt	LIBOR	London Interbank Offered Rate	REIT	Real Estate Investment Trust
EURIBOR	Euro Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2014	29

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pvit.pimco-funds.com

EVIT02SAR_063014

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By:	/s/ PETER G. STRELOW
Peter G. Strelow
Principal Executive Officer

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
Principal Executive Officer

Date: August 27, 2014

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date: August 26, 2014